AXS Market Neutral Fund

Investor Class Shares: COGMX

Class I Shares: COGIX

A series of Investment Managers Series Trust II (the "Trust")

Supplement dated April 21, 2023, to the

Summary Prospectus dated February 1, 2023.

Effective immediately, the "Average Annual Total Returns" table for the AXS Market Neutral Fund beginning on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns (for periods ended December 31, 2022)	1 Year	5 Years	10 Years
Class I Shares – Return Before Taxes	10.47%	3.98%	4.14%
Class I Shares – Return After Taxes on Distributions*	10.47%	3.98%	3.46%
Class I Shares – Return After Taxes on Distributions and Sale of Fund Shares*	6.20%	3.09%	2.98%
Investor Class Shares – Return Before Taxes	10.25%	3.73%	3.90%
S&P 500® Total Return Index** (reflects no deductions for fees, expenses or taxes)	(18.11)%	9.42%	12.56%
Bloomberg Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	(13.01)%	0.02%	1.06%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I Shares.

**	The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. It is a market-value weighted index. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

Please file this Supplement with your records.